                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") by Iron Mountain Incorporated (the "Company"), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          1. the Report fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

          2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 9, 2004


                                                    /s/ C. Richard Reese
                                                    --------------------
                                                    C. Richard Reese
                                                    Chief Executive Officer